LIMITED POWER OF ATTORNEY



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned have constituted, made and appointed, and by these presents does make, constitute and appoint Robert E. Lee and David J. Baranko, or either of them, his or her true and lawful Attorneys-in-Fact, who may do for the undersigned and on his or her behalf all of the following:

1.

	To execute and deliver any filings made with respect to the undersigned under Section 16 of the Securities Exchange Act of 1934, as amended, as filed relating to the securities of Community Capital Bancshares, Inc., a Georgia corporation.

2.

	To do, execute and perform any other act, matter or thing whatsoever that ought to be done, executed and performed or in the opinion of any of the Attorneys-in-Fact ought to be done, executed or performed in or about the performance of the foregoing powers set forth in paragraph 1 hereof.

3.

	All parties dealing with any of the undersigned's Attorneys-in-Fact in connection with said powers under paragraph 1 may rely fully upon their power and authority herein, to act for the undersigned and on his or her behalf and in his or her name, and such parties shall be fully protected in so acting, prior to their receipt of notice of any termination hereof by operation of law or otherwise and to such effect the undersigned is hereby bound.

	The undersigned have ratified and confirmed, and by these presents does hereby ratify and confirm all that the Attorneys-in-Fact appointed hereby may lawfully do by virtue hereof.

(Signature page follows)





	IN WITNESS WHEREOF, each of the undersigned has granted this Limited Power of Attorney as of the 19th day of August, 2002.


Signature


Title

Date
/s/ Charles M. Jones, III


Chief Executive Officer and Director

August 19, 2002






/s/ Robert E. Lee


President and Director

August 19, 2002






/s/ David J. Baranko


Chief Financial Officer

August 19, 2002






/s/ Robert M. Beauchamp


Director

August 19, 2002






/s/ Bennett D. Cotten


Director

August 19, 2002






/s/ Glenn A. Dowling


Director

August 19, 2002






/s/ Mary Helen Dykes


Director

August 19, 2002






/s/ Van Cise Knowles


Director

August 19, 2002






/s/ C. Richard Langley


Director

August 19, 2002






/s/ Corinne C. Martin


Director

August 19, 2002






/s/ William F. McAfee


Director

August 19, 2002






/s/ Mark M. Shoemaker


Director

August 19, 2002






/s/ Jane Anne Sullivan


Director

August 19, 2002






/s/ John P. Ventulett, Jr.


Director

August 19, 2002






/s/ Lawrence B. Willson


Director

August 19, 2002






/s/ James D. Woods


Director

August 19, 2002








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